DELAWARE GROUP® EQUITY FUNDS IV
Delaware Global Real Estate Securities Fund
(the “Fund”)

Supplement to the Fund’s Prospectuses
dated January 28, 2010

On February 17, 2010, the Board of Trustees (the “Board”) of Delaware Group Equity Funds IV voted to approve the addition of Macquarie Capital Investment Management LLC (“MCIM”) as a sub-adviser to the Fund, subject to shareholder approval. In addition, the Board approved: (1) revisions to the Fund’s investment strategy and policies and (2) changes to the Fund’s name to reflect the new sub-adviser.

Subject to shareholder approval, it is anticipated that these changes will be effective 30 days after the date of this Supplement.

All references to “Delaware Global Real Estate Securities Fund” are hereby replaced with “Delaware Macquarie Global Real Estate Fund.”

The following replaces the section entitled, “Fund summary – What are the Fund’s main investment strategies?”:

The Fund's investment manager, Delaware Management Company (Manager), has selected Macquarie Capital Investment Management LLC (MCIM) to serve as the Fund's sub-adviser.  The sub-adviser is responsible for the day-to-day investment management of the Fund's assets.  The sub-adviser selects investments for the Fund based on its own investment style and strategy.

The Delaware Macquarie Global Real Estate Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes to the extent permitted by the Investment Company Act of 1940, as amended) in securities issued by U.S. and non-U.S. companies that are principally engaged in the real estate industry (the 80% policy).  Such securities include common, convertible and preferred stock and other equity securities issued by real estate companies, such as real estate investment trusts (REITs) and similar REIT-like entities.  Securities purchased by the Fund are expected to generally be listed securities, or securities that are expected to be listed, on recognized stock exchanges in the U.S. or outside of the U.S., including emerging market countries.

For the purposes of the Fund, a company is considered to be a real estate company if, in the opinion of the sub-adviser, the company derives the majority of its revenue from real estate-related activities or has a majority of its assets invested in real estate.

Under normal circumstances, the Fund will invest at least 40% of its total assets in securities of non-U.S. issuers, unless market conditions are not deemed favorable by the sub-adviser, in which case the Fund would invest at least 30% of its total assets in securities of non-U.S. issuers.  This policy is in addition to the 80% policy.  The sub-adviser defines non-U.S. issuers as follows: (i) foreign governments; (ii) issuers organized or located outside the U.S.; (iii) issuers that primarily trade in a market located outside the U.S.; and (iv) issuers doing a substantial amount of business outside the U.S., which the sub-adviser defines as companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S.  Generally, the Fund will allocate its assets among various regions and countries, including the U.S., but anticipates it will generally invest in no fewer than three different countries.

The Fund’s investment objective and 80% policy are non-fundamental and can be changed without shareholder approval.  However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

In connection with these changes, David Kivell and Charles Song will assume portfolio management responsibilities for the Fund.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

The following replaces the section entitled, “How we manage the Fund”:

How the Fund is Managed

We take a disciplined approach to investing, combining investment strategies and risk management techniques that we believe can help shareholders meet their goals.

Investment strategies

MCIM’s investment philosophy is bottom-up and fundamental in nature but also incorporates macroeconomic analysis and capital structure considerations.

MCIM strives to achieve maximum long-term total return through a combination of current income and capital appreciation.

The Fund’s mandate is global and as such, MCIM will allocate the Fund’s assets among real estate companies in various regions and countries throughout the world. This includes the U.S., other developed nations, and both developing and emerging markets. As such, the Fund may at times have a significant investment in real estate companies organized or located outside the U.S, or conversely, the majority of the Fund’s assets in U.S. companies. The sub-adviser may invest in securities issued in any currency and may hold foreign currency.  From time to time, the sub-adviser may use currency derivatives in circumstances where it believes that hedging excessive currency risk would be beneficial to shareholders.

MCIM believes that publicly traded real estate securities are a separate and distinct asset class with unique investment characteristics. Although a handful of companies operate and invest in more than one market, MCIM believes that more than 90% of real estate companies are regionally focused and as such returns are primarily driven by local and regional economic and real estate conditions. For this reason, MCIM believes that local expertise is extremely advantageous in selecting real estate securities.

From a top-down perspective, MCIM considers each region’s economy, including current economic conditions, interest rates, job growth, and capital flows. The bottom-up analysis is tailored for each region with stock selection methodology being determined according to market depth and industry fundamentals. Core elements of the fundamental research are real estate valuations, evaluation of company management, security-level research, and capital structure analysis.  Real estate factors that are important to the analysis include supply/demand, vacancy rates, and rental growth in a particular market. This market-by-market research is coupled with an overview of a company’s financials, cash flow, dividend growth rates, and management strategy. MCIM does not normally acquire securities for short-term purposes; however, may take advantage of short-term opportunities that are consistent with the Fund’s investment objectives.

The Fund’s investment objective is non-fundamental. This means that the Board of Trustees (Board) may change the Fund’s objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

The following replaces the section entitled, “Who manages the Fund – Investment manager – Voluntary fee waivers:

Fee waivers. The Manager is contractually waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.15% of the Fund’s average daily net assets from January 28, 2010 until January 28, 2011. In addition, the Fund’s distributor, Delaware Distributors, L.P. (Distributor), has voluntarily agreed to waive all 12b-1 fees from January 28, 2010 until such time as the voluntary expense cap is discontinued. After giving effect to the Manager’s and the Distributor’s contractual and voluntarily waivers, respectively, the total net annual fund operating expense for the Fund’s Class A, Class C, and Class R shares is 1.15%. The Distributor’s waivers and/or reimbursements may be discontinued at any time because it is voluntary.

The following replaces the section entitled, “Who manages the Fund”:

Investment manager
The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers, of 0.00% of average daily net assets during the last fiscal year.

Sub-adviser
Macquarie Capital Investment Management LLC (MCIM) is currently the sub-adviser for the Fund. As sub-adviser, MCIM is responsible for day-to-day management of the Fund's assets. Although MCIM serves as sub-adviser, the Manager has ultimate responsibility for all investment advisory services provided to the Fund and supervises MCIM's performance as sub-adviser.

Portfolio managers
David Kivell has overall responsibility for the Fund and is primarily responsible for the regional asset allocation. Charles Song is the co-portfolio manager for the Fund and is also responsible for the North American portion of the portfolio. Messrs. Kivell and Song are members of Macquarie Funds Group's 16-person Real Estate Securities Team, which manages approximately $1.3 billion in assets as of December 31, 2009. Messrs. Kivell and Song assumed responsibility for the Fund in Spring 2010.

David Kivell
Portfolio Manager, Senior Managing Director – Macquarie Funds Group, Head of Real Estate Securities Division
David Kivell is responsible for Macquarie Funds Group’s real estate securities portfolios in Australia and internationally. Kivell has been instrumental in the evolution of the current investment philosophy and process and under his leadership, the Real Estate Securities Division has grown to a team of 16 investment professionals with offices in Sydney, London, Hong Kong and New York.  Kivell has over 17 years of investment experience, with 12 of those years at Macquarie. Prior to joining Macquarie, Kivell was at Lend Lease where his last role was as an investment manager for the Growth Equities Mutual Property Securities Fund. He had previously researched physical property markets for both the direct and listed property divisions of Lend Lease. Kivell has a Bachelor of Commerce from Auckland University, located in New Zealand.

Charles Song
North America Portfolio Manager, Managing Director – Macquarie Funds Group, Co-Head Real Estate Securities Division
Prior to joining Macquarie, Charles Song was Managing Director and Senior Portfolio Manager at Dividend Capital Investments (DCI), a real estate investment firm.  Song was instrumental in building the real estate securities business from inception and was responsible for overseeing a fourteen person investment team that managed funds in excess of $1.5 billion.  Song was responsible for an open-end fund, closed-end funds, institutional sub-advisory accounts and a long/short hedge fund, delivering top-decile returns for US long-only funds over four years. Prior to DCI, Song was a founder of Genesis Strategic Partners, a management consulting firm in Asia, co-founder of Novalis Ventures, a real estate venture fund and an associate at Cahill Warnock & Associates, a private equity firm.  Song began his career with Lehman Brothers in the Asset-Backed Finance Group in New York.  He is a member of the National Association of Real Estate Investment Trusts (NAREIT), the Urban Land Institute (ULI), and the Cornell University Real Estate Council. Song holds a B.A. from Cornell University.

Please keep this Supplement for future reference.

This Supplement is dated March 3, 2010.